Execution Copy

Exhibit 10.34(a)

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of August 24, 2004 (the “Amendment”) by and among CERTEGY INC., a Georgia corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (the “Lenders”), Wachovia Bank, National Association, as syndication agent, Bank of America, N.A., as documentation agent and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement dated as of September 3, 2003, by and among the Borrower, the Administrative Agent and the other Lenders (the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), pursuant to which the Lenders have made available certain financial accommodations to the Borrower and certain designated subsidiaries of the Borrower;

WHEREAS, the parties wish to amend the Credit Agreement, but only on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Amendments.

(a) The Credit Agreement is hereby amended by deleting the definition of “Acquisition” in Section 1.1 and inserting in lieu thereof the following:

“Acquisition” shall mean any acquisition, whether by stock purchase, asset purchase, merger, consolidation or otherwise of all or substantially all of the capital stock or assets of a Person or the acquisition of a business line of a Person. For the avoidance of doubt, the purchase price paid, and any debt incurred or obligations assumed, by a Person in connection with an Acquisition (along with the related costs and expenses incurred by such Person) shall not be deemed to be an “Investment” by such Person under the provisions of this Agreement.

(b) The Credit Agreement is hereby further amended by deleting the definition of “Intercompany Note” in Section 1.1 and inserting in lieu thereof the following:

“Intercompany Note” shall mean one or more intercompany notes executed and delivered by and among the Borrower and/or any of its Subsidiaries in substantially the form attached hereto as Exhibit E or any other form approved by the Administrative Agent.

(c) The Credit Agreement is hereby further amended by deleting the definition of “Permitted Investments” in Section 1.1 and inserting in lieu thereof the following:

“Permitted Investments” shall mean:

(i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

(ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof;

(iii) certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

(v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above; and

(vi) with respect to investments made by Foreign Subsidiaries, Investments (with maturities less than one year) of a non-speculative nature which are made with preservation of principal as the primary objective and in each case in accordance with normal investment practices for cash management of such Foreign Subsidiaries.

(d) The Credit Agreement is hereby further amended by deleting the definition of “Restricted Investment” in Section 1.1 and inserting in lieu thereof the following:

“Restricted Investment” shall mean Investments by the Borrower or any of its Consolidated Subsidiaries in any Person other than the Borrower and its Consolidated Subsidiaries. In the event that any Investment made by the Borrower or any of its Consolidated Subsidiaries is not otherwise permitted under the provisions of this Agreement, such Investment shall be deemed to be a Restricted Investment.

(e) The Credit Agreement is hereby further amended by deleting the definition of “Total Acquisition Consideration” in Section 1.1 and inserting in lieu thereof the following:

“Total Acquisition Consideration” shall mean as at the date of any Acquisition: (a) the sum of, without duplication, (i) the amount of any cash and fair market value of other property given as consideration, including at such date the deferred payment of any such amounts, (ii) the amount (determined by using the outstanding amount or the amount payable at maturity, whichever is greater) of any obligations for money borrowed incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iii) all amounts paid in respect of covenants not to compete and consulting agreements that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and (iv) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary (including any shares of capital stock of the Borrower or any Subsidiary) in connection with such Acquisition; minus (b) all cash and cash equivalents (as determined in accordance with GAAP) acquired in connection with such Acquisition as reflected on a balance sheet for the acquired company or acquired assets, as applicable (prepared as of the closing date of the Acquisition).

(f) The Credit Agreement is hereby further amended by adding the following definition to Section 1.1 of the Credit Agreement:

“Capital Management Subsidiary” shall mean a domestic Wholly-Owned Subsidiary (direct or indirect) of the Borrower whose activities are limited to making and maintaining Investments in Subsidiaries of the Borrower and Permitted Investments and activities incidental thereto.

(g) The Credit Agreement is hereby further amended by adding the following definition to Section 1.1 of the Credit Agreement:

“Capital Management Subsidiary Transfer” shall mean one or more transfers on or prior to September 30, 2004 of Investments by the Borrower and its Consolidated Subsidiaries to the Capital Management Subsidiary in an aggregate amount not to exceed $300,000,000.

(h) The Credit Agreement is hereby further amended by deleting Section 4.16 in its entirety and inserting in lieu thereof the following:

“Section 4.16 Investments. As of March 31, 2004, the Borrower and its Consolidated Subsidiaries have no Investments (other than Permitted Investments), which individually exceed $1,000,000 or in the aggregate exceed $10,000,000, except as set forth on Schedule 4.16; provided, however, that where offsetting Investments exist between any two Persons, Schedule 4.16 may give effect to the netting of such Investments between those Persons by only disclosing a single investment by one Person in the other Person.”

(i) The Credit Agreement is hereby further amended by adding the following new Section 4.17 to the end of Article IV:

“Section 4.17 Foreign Assets Control Regulations, etc. Neither the making of any Loan nor the use of the proceeds thereof nor the issuance of any Letter of Credit will violate (a) the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”) or (c) Executive Order No. 13,224, 66 Fed. Reg. 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism). Without limiting the foregoing, neither the Borrower nor any of its Consolidated Subsidiaries is a “blocked person” as described in Section 1 of such Executive Order.

(j) The Credit Agreement is hereby further amended by deleting Section 7.4 in its entirety and inserting in lieu thereof the following new Section 7.4:

Section 7.4. Investments, Loans, Acquisitions, Etc. The Borrower will not, and will not permit any of its Consolidated Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger), any common stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called “Investments”, which term shall include all Restricted Investments but shall exclude all Acquisitions and shall exclude the rendition of services and provision of property or any charge therefor), or consummate any Acquisitions, except:

(a) Permitted Investments;

(b) Guarantees constituting Indebtedness not prohibited by Section 7.1; provided, that the aggregate principal amount of Indebtedness of Consolidated Subsidiaries or any other entity that is Guaranteed by the Borrower or any other Consolidated Subsidiary shall be subject to the limitations set forth in clauses (c) and (d) hereof;

(c) Investments by (i) the Borrower in its domestic Consolidated Subsidiaries; (ii) the Borrower and its domestic Consolidated Subsidiaries in all Foreign Subsidiaries and (iii) all Foreign Subsidiaries in all domestic Consolidated Subsidiaries and in the Borrower, all to the extent existing on March 31, 2004 and identified on Schedule 4.16 hereof (provided, however, that where offsetting Investments exist between any two Persons, all such Investments between such Persons existing on March 31, 2004 shall be deemed permitted under this Section 7.4(c) even though Schedule 4.16 gives effect to the netting of such Investments between those Persons by disclosing only a single investment by one Person in the other Person);

(d) (i) Investments (other than Investments in Consolidated Subsidiaries in the form of loans and Investments resulting from the Capital Management Subsidiary Transfer) made after March 31, 2004 by the Borrower and its Consolidated Subsidiaries in all Consolidated Subsidiaries (domestic or foreign) and all Restricted Investments (whether in the form of loans or equity) made at any time; provided, however, that the Aggregate Net Amount (defined below) of such Investments and Restricted Investments, without duplication, shall not exceed $200,000,000.

(ii) Investments (including, without limitation, those in the form of loans) made after March 31, 2004 by the Borrower and its domestic Consolidated Subsidiaries in all Foreign Subsidiaries; provided, however, that (i) the Aggregate Net Amount of such Investments made after March 31, 2004 (together with, but without duplication, all Guarantees made after March 31, 2004 by the Borrower and its domestic Consolidated Subsidiaries of Indebtedness of all Foreign Subsidiaries) shall not exceed $100,000,000. To the extent that a particular Investment is of the type contemplated by both clause (d)(i) and clause (d)(ii) of this Section 7.4, it must comply with both such clauses.

(iii) Investments made in the form of loans at any time by the Borrower to its domestic Consolidated Subsidiaries or by any domestic Consolidated Subsidiaries to the Borrower or its domestic Consolidated Subsidiaries. Any Investments made by the Borrower or any Consolidated Subsidiary in any Consolidated Subsidiary (domestic or foreign) in the form of loans shall be permitted only if otherwise permitted hereunder and evidenced by an Intercompany Note. Any Investments in the form of loans may be forgiven by the payee thereof, in whole or in part, or otherwise converted by the payee, in whole or in part, into equity Investments so long as (y) immediately before and immediately after giving effect to the forgiveness or conversion of such loans, no Event of Default shall have occurred and be continuing and (z) the Borrower and its Consolidated Subsidiaries shall otherwise be in compliance with the limitations on Investments set forth in this Section 7.4 after giving effect to such forgiveness or conversion.

(iv) The term “Aggregate Net Amount” shall mean the sum (whether positive or negative) of the following Investments maintained by the relevant Person(s) making such Investments (collectively, the “Investors”) in the other relevant Person(s) (collectively, the “Investees”): (a) with respect to equity Investments, if applicable, the amount of the equity Investments made by the subject Investors in the subject Investees after March 31, 2004 (determined at book value as of the dates such Investments are made) less the amount of any cash dividends or other cash distributions distributed by the subject Investees to the subject Investors after March 31, 2004 in respect of the subject Investees’ equity interests plus (without duplication) the amount of any loans to the subject Investees which are forgiven or otherwise converted into equity; (b) with respect to Investments in the form of loans, if applicable, the principal amount advanced by the subject Investors to the subject Investees after March 31, 2004 less the amount of all principal payments made by the subject Investees to the subject Investors after March 31, 2004 in respect of loans less (without duplication) the amount of any loans to the subject Investees which are forgiven or otherwise converted into equity; and (c) with respect to debt Investments in the form of guarantees of Indebtedness of the subject Investees by the subject Investors, the face amount of the guaranties made after March 31, 2004, less the face amount of any guaranties that expire or are cancelled (to the extent not drawn upon) after March 31, 2004 (if any guaranty is drawn upon, then, to the extent of such drawing, it shall be considered a debt Investment). Notwithstanding the foregoing, to the extent that either (i) the amount of cash dividends or other cash distributions exceeds the amount of equity Investments otherwise made by any Investor in any subject Investee or (ii) the principal amount of debt repaid by any Investee exceeds the principal amount advanced to the subject Investee by the subject Investor, then, in either case, such excess shall not be applied to reduce the Aggregate Net Amount of Investment in any other Investee. In calculating the Aggregate Net Amount of Investments in any Investees, there will be excluded from such calculation (i) any amount that is contributed from the proceeds of equity issuances of the Borrower consummated after March 31, 2004 and (ii) the contribution to any Investee of capital stock of the Borrower held in treasury on March 31, 2004 or any contributions to any Investee of the proceeds from any transfer thereof by the Borrower or any other Investee.

(v) The calculation of the Aggregate Net Amount of all Investments made in any Multi-Tier Investment Transaction (defined below) shall not be done in a duplicative manner. “Multi-Tier Investment Transaction” shall mean any series of Investments made involving Borrower and/or any of its Consolidated Subsidiaries over any period of not more than 90 days where Borrower deems the proceeds of the initial Investment (the “Initial Investment”) to have been used to make one or more subsequent Investments (each a “Subsequent Investment”); provided, however, that each such Subsequent Investment shall be deemed not to exceed the amount of the Initial Investment or Subsequent Investment, as applicable, that immediately precedes it in such series. The calculation of the Aggregate Net Amount of the Investments made in any Multi-Tier Investment Transaction as it relates to the usage of the equity Investment basket and the foreign Investment basket in the respective subsections (d)(i) and (d)(ii) of this Section 7.4 shall be performed so that once any portion of the Initial Investment or any Subsequent Investment is applied in a way that constitutes usage of the applicable basket (such application being defined herein as an “Initial Basket Application”), all subsequent applications of such portion that would otherwise constitute usage of that basket (such application being defined herein as a “Subsequent Basket Exemption”) are disregarded in the calculation of the usage of such basket. Furthermore, no return on any Subsequent Investment that constitutes a Subsequent Basket Exemption shall reduce the Aggregate Net Amount of the basket usage of the Investments involved in any Multi-Tier Investment Transaction unless such return is also distributed as a return on the related Initial Investment or Subsequent Investment, as applicable, constituting the Initial Basket Application (and until so distributed, such return shall be available for reinvestment as another Subsequent Basket Exemption).

(e) loans or advances to employees, officers or directors of the Borrower or any Consolidated Subsidiary in the ordinary course of business for travel, relocation and other business related expenses;

(f) Hedging Agreements permitted by Section 7.10;

(g) Permitted Acquisitions;

(h) Permitted Securitization Subsidiaries;

(i) Investments by Foreign Subsidiaries in other Foreign Subsidiaries, including transfers of such Investments between Foreign Subsidiaries (without regard to the limitations set forth in subsection (d) of this Section 7.4);

(j) Investments transferred to Capital Management Subsidiary as a result of the Capital Management Subsidiary Transfer;

(k) Investments by Borrower or any domestic Consolidated Subsidiary in any other domestic Consolidated Subsidiary to the extent consisting of any contribution of the contributors’ holdings of equity interests in any other domestic Consolidated Subsidiary; and

(l) Investments by Borrower or any domestic Consolidated Subsidiary in any other Consolidated Subsidiary (domestic or foreign) to the extent consisting of any contribution of the contributors’ holdings of equity interests in any Foreign Subsidiary.

(k) The Credit Agreement is hereby further amended by deleting Section 7.5 and substituting in lieu thereof the following new Section 7.5:

Section 7.5. Restricted Payments. The Borrower will not, and will not permit its Consolidated Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (i) dividends payable by the Borrower solely in shares of any class of its common stock, (ii) Restricted Payments made by any Consolidated Subsidiary or any Permitted Securitization Subsidiary to the Borrower or to another Consolidated Subsidiary or, in the case of a Permitted Securitization Subsidiary, any Consolidated Subsidiary, (iii) cash dividends paid on, and cash redemptions of, the common stock of the Borrower and (iv) dividends and distributions made with respect to, and redemptions of, any stock of any Consolidated Subsidiary; provided, that, in each case, no Event of Default has occurred and is continuing at the time such dividend is paid or redemption is made or would be caused thereby.

(l) The Credit Agreement is hereby further amended by deleting Section 7.6 and substituting in lieu thereof the following new Section 7.6:

Section 7.6. Sale of Assets. The Borrower will not, and will not permit any of its Consolidated Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Consolidated Subsidiary, issue or sell any shares of such Consolidated Subsidiary’s common stock to any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower (or to qualify directors if required by applicable law), except:

(a) the sale or other disposition for fair market value of obsolete or worn out property or other property not necessary for operations disposed of in the ordinary course of business;

(b) the sale of inventory and Permitted Investments in the ordinary course of business;

(c) the sale of any receivables and related property to one or more Permitted Securitization Subsidiaries so long as such sale is made in connection with a Permitted Securitization Transaction;

(d) transfers made as part of Acquisitions and Investments permitted under Section 7.4 hereof; and

(e) the sale or other disposition of such assets (which may include the capital stock of any Subsidiary of the Borrower or all or substantially all of the assets of any Subsidiary of the Borrower) so long as (i) the aggregate Consolidated EBIT attributable to assets which are disposed of in any fiscal year of the Borrower does not exceed 10% of the Consolidated EBIT for the immediately preceding fiscal year and (ii) the aggregate amount of assets (determined at book value in accordance with GAAP) which are disposed of in any fiscal year of the Borrower do not exceed in the aggregate 10% of the Consolidated Total Assets as of the end of the immediately preceding fiscal year.

(m) The Credit Agreement is hereby further amended by adding the following new Section 7.12 to the end of Article VII:

Section 7.12. Capital Management Subsidiary. The Borrower will not permit its Capital Management Subsidiary to engage in any business other than making Investments (including Permitted Investments) and activities incidental thereto. Unless otherwise permitted by the Administrative Agent, the Capital Management Subsidiary shall not own any material assets other than Investments (including Permitted Investments) and not incur any Indebtedness other than Indebtedness to the Borrower or any of its Subsidiaries or in connection with the making of Permitted Investments. The Administrative Agent shall provide prompt notice to each of the Lenders following any consent given under this Section 7.12.

(n) The Credit Agreement is hereby further amended by deleting Schedule 4.16 and inserting in lieu thereof the new Schedule 4.16 attached hereto.

(o) The Credit Agreement is hereby further amended by deleting Exhibit E and inserting in lieu thereof the new Exhibit E attached hereto.

Section 2. Benefits of Loan Documents.

Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as the Credit Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions thereof.

Section 3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the condition precedent that each of the following be received by the Administrative Agent (unless otherwise waived in writing by the Administrative Agent), each of which shall be satisfactory in form and substance to the Administrative Agent:

(a) this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders; and

(b) such other approvals, opinions or documents as the Administrative Agent may reasonably request.

Section 4. Representations. The Borrower represents to the Lenders that:

(a) The execution, delivery and performance by the Borrower of this Amendment, (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect or where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any applicable law or regulation or any order of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect, (iii) will not violate the charter, by-laws or other organizational documents of the Borrower or any of its Consolidated Subsidiaries, (iv) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Consolidated Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Consolidated Subsidiaries and (v) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries, except Liens (if any) created under the Loan Documents.

(b) The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational, and if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower, and constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) Immediately after giving effect to this Amendment, no Default or Event of Default exists.

Section 5. Reaffirmation. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower in the Credit Agreement (as revised by this Amendment) and the other Loan Documents to which it is a party as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent such representations expressly relate to an earlier date or have been updated to the extent permitted by the Credit Agreement (as revised by this Amendment).

Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect. Notwithstanding anything to the contrary in any Loan Document, the Administrative Agent and the Lenders hereby consent to all Investments made by the Borrower and its Consolidated Subsidiaries on or prior to March 31, 2004; provided, however, that, with respect to any of such Investments that remained in existence on March 31, 2004, such consent shall not extend to those Investments required to be disclosed on Schedule 4.16 and not disclosed thereon.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have caused this First Amendment to Revolving Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

CERTEGY INC.

By
Name:
Title:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By
Name:	Brian K. Peters
Title:	Managing Director

WACHOVIA BANK, NATIONAL
ASSOCIATION
as Syndication Agent and as a Lender

By
Name:
Title:

BANK OF AMERICA, N.A.
as Documentation Agent and as a Lender

By
Name:
Title:

FLEET NATIONAL BANK
as a Lender

By
Name:
Title:

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Revolving Credit Agreement – Certegy]

BNP PARIBAS
as a Lender

By
Name:
Title:

By
Name:
Title:

SUMITOMO MITSUI BANKING
CORPORATION
as a Lender

By
Name:
Title:

MELLON BANK N.A.
as a Lender

By
Name:
Title:

CALYON NEW YORK BRANCH
as a Lender

By
Name:
Title:

By
Name:
Title:

EXHIBIT E

MASTER INTERCOMPANY NOTE

August     , 2004

FOR VALUE RECEIVED, each of the parties hereto, in its capacity as a borrower (each, in such capacity, an “Intercompany Borrower”), hereby promises to pay to the order of each of the other parties hereto, in its capacity as a lender (each, in such capacity, an “Intercompany Lender”), as applicable, the unpaid principal amount of advances made by the applicable Intercompany Lender to the applicable Intercompany Borrower from time to time as shown on the general ledger of the applicable Intercompany Lender at such time, unless previously paid in full, ON DEMAND, and to pay interest on such unpaid principal amount for each day such amount shall remain outstanding at the interest rate agreed to by the applicable Intercompany Borrower and the applicable Intercompany Lender from time to time with such interest payable at such times as may be required the applicable Intercompany Lender.

It is contemplated that the parties to this Master Intercompany Note shall be Certegy Capital, Inc., a Georgia corporation (“Capital”), Certegy Inc., a Georgia corporation (“Certegy”), and certain of Certegy’s direct and indirect subsidiaries, as they may exist from time to time. Additional parties may be added to this Master Intercompany Note by the execution and delivery of a Joinder to Master Intercompany Note substantially in the form attached hereto as Exhibit A (or in such other form as may be approved by Capital, in its sole discretion). Any of the parties to this Master Intercompany Note may be removed as parties hereto at any time by the execution and delivery of a Withdrawal from Master Intercompany Note substantially in the form attached hereto as Exhibit B (or in such other form as may be approved by Capital, in its sole discretion); provided, however, that (i) neither Certegy nor Capital may be removed unless all then remaining parties to this Master Intercompany Note are removed and this Master Intercompany Note is cancelled and (ii) unless this Master Intercompany Note is cancelled, no party hereto may be removed from this Master Intercompany Note at any time when either (a) such party remains indebted to another party hereto for money borrowed or (b) such party is owed money by another party hereto for money borrowed (unless in the case of either clause (a) or (b) above, the remaining indebtedness is then separately documented by a promissory note between the relevant parties).

Presentment, demand, protest and notice of dishonor are hereby waived by the parties hereto.

This Master Intercompany Note is one of the Intercompany Notes referred to in that certain Revolving Credit Agreement dated as of September 3, 2003, by and among Certegy, the lenders from time to time a party thereto, Wachovia Bank, N.A., as syndication agent, Bank of America, N.A., as documentation agent, and SunTrust Bank, as administrative agent (as amended or otherwise modified from time to time, the “Credit Agreement”) and is made in accordance with the provisions of Section 7.4 thereof.

This Master Intercompany Note may be executed in counterparts and delivered by facsimile transmission with the same effect as if all parties hereto originally executed the same copy hereof and such originally executed copy hereof were delivered to all parties hereto.

THIS MASTER INTERCOMPANY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

IN WITNESS WHEREOF, each of the parties hereto has executed this Master Intercompany Note as of the date of issuance first above written.

CERTEGY INC.	CERTEGY CAPITAL, INC.

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT A

TO

MASTER INTERCOMPANY NOTE

FORM OF JOINDER TO MASTER INTERCOMPANY NOTE

JOINDER TO MASTER INTERCOMPANY NOTE

THIS JOINDER TO MASTER INTERCOMPANY NOTE (“Joinder”) is made by the undersigned (collectively, the “Additional Party”) as of                     , 20    , and supplements that certain Master Intercompany Note dated as of August     , 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, and as subject to this and any other joinder thereto or withdrawal therefrom, the “Master Intercompany Note”) by and among Certegy Capital, Inc., Certegy Inc. and the other parties thereto as borrowers and lenders.

Reference is made to that certain Revolving Credit Agreement dated as of September 3, 2003, by and among Certegy, the lenders from time to time a party thereto, Wachovia Bank, N.A., as syndication agent, Bank of America, N.A., as documentation agent, and SunTrust Bank, as administrative agent (as amended or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Intercompany Note, and if not defined therein, shall have the meanings ascribed to such terms in the Credit Agreement.

Pursuant to Section 7.4 of the Credit Agreement, the Additional Party is required to enter into the Master Intercompany Note on or prior to the time that certain investments are made between the Additional Party and one or more other parties to the Master Intercompany Note. The Master Intercompany Note provides that additional parties may become parties under the Master Intercompany Note by execution and delivery of an instrument substantially in the form of this Joinder.

In accordance with the Master Intercompany Note, the Additional Party by its signature below becomes a party to the Master Intercompany Note with the same force and effect as if originally named therein as a party thereto and the Additional Party hereby agrees to all the terms thereof. Each reference to an “Intercompany Borrower” or an “Intercompany Lender” in the Master Intercompany Note shall be deemed to include the Additional Party, as applicable, in its appropriate capacity. The Master Intercompany Note is hereby incorporated by reference.

This Joinder may be executed in counterparts and delivered by facsimile transmission with the same effect as if all parties hereto originally executed the same copy hereof and such originally executed copy hereof were delivered to Capital. This Joinder shall become effective as of the date first set forth above upon delivery to Capital of a copy of this Joinder that bears the signature of the Additional Party.

Except as expressly supplemented hereby, the Master Intercompany Note shall remain in full force and effect.

THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

IN WITNESS WHEREOF, the Additional Party has duly executed this Joinder as of the day and year first above written.

[NAME OF ADDITIONAL PARTY]

By:
Name:
Title:

[add any further Additional Party signature blocks here]

Execution Copy

EXHIBIT B

TO

MASTER INTERCOMPANY NOTE

FORM OF WITHDRAWAL FROM MASTER INTERCOMPANY NOTE

WITHDRAWAL FROM MASTER INTERCOMPANY NOTE

THIS WITHDRAWAL FROM MASTER INTERCOMPANY NOTE (“Withdrawal”) is made by the undersigned (collectively, the “Withdrawing Party”) as of                     , 20    , and supplements that certain Master Intercompany Note dated as of August     , 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, and as subject to this and any other joinder thereto or withdrawal therefrom, the “Master Intercompany Note”) by and among Certegy Capital, Inc., Certegy Inc. and the other parties thereto as borrowers and lenders.

Reference is made to that certain Revolving Credit Agreement dated as of September 3, 2003, by and among Certegy, the lenders from time to time a party thereto, Wachovia Bank, N.A., as syndication agent, Bank of America, N.A., as documentation agent, and SunTrust Bank, as administrative agent (as amended or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Intercompany Note, and if not defined therein, shall have the meanings ascribed to such terms in the Credit Agreement.

Pursuant to Section 7.4 of the Credit Agreement, the Withdrawing Party was required to enter into the Master Intercompany Note on or prior to the time that certain investments were to be made between the Withdrawing Party and one or more other parties to the Master Intercompany Note. The Master Intercompany Note provides that existing parties thereto may withdraw therefrom upon the satisfaction of certain conditions and the execution and delivery of an instrument substantially in the form of this Withdrawal.

In accordance with the Master Intercompany Note, the Withdrawing Party by its signature below hereby withdraws from the Master Intercompany Note, effective as of the date recited in Capital’s acceptance hereof below.

This Withdrawal may be executed in counterparts and delivered by facsimile transmission with the same effect as if all parties hereto originally executed the same copy hereof and such originally executed copy hereof were delivered to Capital.

Except as against the Withdrawing Party from and after the effectiveness of this Withdrawal, the Master Intercompany Note shall remain in full force and effect.

THIS WITHDRAWAL SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

IN WITNESS WHEREOF, the Withdrawing Party has duly executed this Withdrawal as of the day and year first above written.

[NAME OF WITHDRAWING PARTY]

By:
Name:
Title:

[add any further Withdrawing Party signature blocks here]

Accepted as of the      day of                     , 20    , by

CERTEGY CAPITAL, INC.

By:
Name:
Title: